Exhibit 10.11

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is dated as of December 4, 2015 (the "Amendment Date"), and is executed by and among CALUMET SPECIALTY PRODUCTS PARTNERS, L.P., a Delaware limited partnership ("MLP Parent"), the Subsidiaries of MLP Parent listed as "Borrowers" on the signature pages hereto (together with MLP Parent and the Subsidiaries of MLP Parent listed as "Borrowers" on the signature pages hereto, collectively, the "Borrowers" and each individually a "Borrower"), the Lenders party hereto (which Lenders constitute at least Required Lenders), and BANK OF AMERICA, N.A., a national banking association, as agent for Lenders ("Agent").

R E C I T A L S:

A.    Borrowers, Guarantors (if any), Lenders and Agent are parties to that certain Second Amended and Restated Credit Agreement dated as of July 14, 2014 (the "Credit Agreement").

B.    Borrowers, Guarantors (if any), Required Lenders and Agent desire to amend the Credit Agreement to, among other things, allow for the sale of accounts by one or more Borrowers subject to the satisfaction of various requirements as set forth herein.

NOW, THEREFORE, for good and valuable consideration hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. DEFINITIONS
Section 1.1    Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Credit Agreement as amended hereby.
SECTION 2.     AMENDMENTS TO THE CREDIT AGREEMENT
Section 2.1    Amendments to Section 1.1 of the Credit Agreement.
(a)    Amendment to the Definition of the Term "Eligible Account". The definition of the term "Eligible Account" contained in Section 1.1 of the Credit Agreement is hereby amended (i) to delete the word "and" at the end of clause (p) of such definition, (ii) to delete the period at the end of clause (q) of such definition, (iii) to add a semicolon followed by the word "and" at the end of such clause (q) of such definition, and (iv) to add the following new clause (r) immediately following such clause (q) (thereby excluding the Accounts referred to such clause (r) from Eligible Accounts):
(r)    Accounts that are owed by an Account Debtor whose Accounts (or any of whose Accounts) have been or are subject to a Permitted Accounts Transaction (provided, however, that this clause (r) shall cease to apply as to such Accounts of such Account Debtor after Agent has received written evidence to its satisfaction that all Permitted Accounts Transactions involving the Accounts of such Account Debtor have been fully terminated and no agreement relating to any future sale of Accounts of such Account Debtor then exists (other than a continuing agreement of a Borrower to pay any indemnification or similar obligation with respect to a previously consummated Permitted Accounts Transaction), subject to subsequent application of this clause (r) thereafter).

(b)    Addition of Defined Term "Permitted Accounts Transaction" and Definition Thereof. The following new defined term and its definition are hereby added to Section 1.1 of the Credit Agreement, which defined term shall appear in alphabetical order in Section 1.1 and which defined term and related definition shall read in their entirety as follows:
"Permitted Accounts Transaction" – a sale by a Borrower of Accounts of such Borrower, subject to the requirements of and as defined in Section 9.2.5.

Section 2.2    Amendment and Restatement of Section 9.2.5. Section 9.2.5 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
9.2.5    Dispositions. Make any Disposition other than an Excluded Disposition (other than Permitted Investments involving the sale or other Disposition of Collateral, which Permitted Investments involving the sale or other Disposition of Collateral shall be subject to this Section 9.2.5), except the following:

(a)    sales or other Dispositions of assets (other than Permitted Accounts Transactions and Sale and Leaseback Transactions) having an aggregate fair market value not to exceed during any Fiscal Year the greater of $15,000,000 or 1% of Consolidated Net Tangible Assets for the most recent Fiscal Year for which annual audited financial statements have been delivered to Agent in accordance with the terms hereof;

(b)    Sale and Leaseback Transactions involving Property not constituting Collateral (including, for the avoidance of doubt, metals or other elements, composites or alloys used as, or part of, a catalyst) with respect to assets having an aggregate fair market value, determined at the time of the consummation of each such transaction, not to exceed during any Fiscal Year the greater of $75,000,000 or 5% of Consolidated Net Tangible Assets for the most recent Fiscal Year for which annual audited financial statements have been delivered to the Agent in accordance with the terms hereof;

(c)    Dispositions of Hydrocarbons in connection with any Structured Hydrocarbon Supply Arrangement;

(d)    sales or other Dispositions of assets (other than Permitted Accounts Transactions) if (i) Availability (A) at all times during the 30-day period preceding such sale or other Disposition and (B) on the date of such sale or other Disposition and after giving effect thereto (including any reduction in the Borrowing Base to result therefrom), in each case, on a Pro Forma Basis, shall be greater than or equal to 15% of the Borrowing Base then in effect and (ii) if Availability as referred to in (i)(A) or (B) above is less than 22.5% of the Borrowing Base then in effect (which Availability under clause (i)(A) above shall be, for purposes of this clause (B) only, calculated on an average basis for such 30-day period), Borrower Agent shall have delivered to Agent a certificate demonstrating, based on adjustments made in good faith using reasonable assumptions, that, upon and after giving effect to such sale or other Disposition, the Fixed Charge Coverage Ratio on a Pro Forma Basis would be at least 1.0 to 1.0; and

(e)    Permitted Accounts Transactions;

provided, however, that, in connection with any sale or Disposition of Collateral (including, without limitation, any sale or other Disposition of Collateral which constitutes or is made in connection with a Permitted Investment but excluding any Permitted Accounts Transactions) and, except as stated in the proviso below, in connection with any sale or Disposition pursuant to Section 9.2.5(d):

(i)    Borrower Agent shall deliver to Agent, at least two Business Days prior to the consummation of each such sale or other Disposition which involves any Collateral, a then current Borrowing Base Certificate which gives effect thereto and such sale or other Disposition shall result in an immediate and automatic adjustment of the Borrowing Base to reflect such sale or other Disposition and, if necessary to ensure that the Revolver Usage does not exceed the Borrowing Base after giving effect thereto, Borrowers shall, prior to or concurrently with such consummation, repay the Obligations in an amount sufficient to eliminate such excess;

(ii)    at least 75% (or, in the case of any sale or other Disposition of any Property constituting Collateral, 100% with respect to such Collateral) of the consideration paid in connection therewith shall be in cash or, in the case of a sale or other Disposition not involving any Property constituting Collateral, Cash Equivalents, such payment to be contemporaneous with consummation of such transaction, and shall be in an amount not less than the fair market value of the Property disposed of;

(iii)    all sales or other Dispositions of Collateral between or among two or more Obligors shall be made expressly subject to the continuation of Agent's Lien on the Property being sold or otherwise Disposed of;

(iv)    no later than five Business Days prior to any such sale or other Disposition, Borrower Agent shall have delivered to Agent a certificate of a Senior Officer of Borrower Agent or its general partner specifying the anticipated date of such sale or other Disposition, briefly describing the assets to be sold or otherwise disposed of and setting forth the fair market value of such assets and the aggregate consideration and the Net Cash Proceeds to be received for such assets in connection with such Disposition;

(v)    Obligors shall remit all Net Cash Proceeds of any sale or other Disposition of Collateral to Agent for deposit into the Springing Dominion Account (if no Cash Dominion Trigger Event then exists) or into a Dominion Account (if a Cash Dominion Trigger Event then exists) of the applicable Obligors, and

(vi)    Obligors shall apply all Net Cash Proceeds of any sale or other Disposition of Property not constituting Collateral, within 360 days after the receipt thereof and at the option of Borrower Agent, to make Investments consisting of an Acquisition permitted by Section 9.2.2, to make Capital Expenditures permitted by this Agreement, to acquire other long-term Property used or useful in a business not prohibited by this Agreement, or to repay Loans; and

(vii)    no Default or Event of Default exists at the time thereof or will arise as a result thereof; and

provided, further, however, that any sales or Dispositions (including sales or Dispositions of Collateral) pursuant to Section 9.2.5(d) shall not be required to comply with the requirements referred to in clause (ii) preceding.

Notwithstanding the foregoing, a Borrower may make one or more Dispositions of its Accounts from time to time if (but only if) each of the following requirements is satisfied with respect to such Disposition, in which case such Disposition shall constitute a "Permitted Accounts Transaction":

(A)    such Disposition shall be a "true sale" of the Accounts of such Borrower and pursuant to an arms-length transaction with a Person other than an Affiliate of such Borrower;

(B)    Borrower Agent shall notify Agent in writing, at least ten Business Days prior to such Borrower's execution and delivery of any agreement relating to such Disposition of Accounts, of the terms of such proposed Disposition in reasonable detail, which terms shall consist of (i) the identity of the Borrower that proposes to make such Disposition, (ii) the identity of the Account Debtor whose Accounts are proposed to be the subject of such Disposition, and (iii) the identity of the proposed purchaser of such Accounts, and Borrower Agent shall also provide to Agent any other information in reasonable detail as Agent may promptly, reasonably and subsequently (within five Business Days of Agent's receipt of such terms) request relating thereto;

(C)    if required by Agent, such Borrower, the purchaser of such Accounts and Agent shall have entered into an intercreditor agreement in form and substance reasonably satisfactory to Agent (which intercreditor agreement may, among other reasonable terms and provisions, provide that Agent and such purchaser shall turn over any proceeds of Accounts which rightfully belong to the other Person and provide that Agent's security interest in such Accounts to be sold shall be released automatically effective upon the consummation of the sale of such Accounts as permitted by clause (c) of Section 11.2.1);

(D)    at least two Business Days prior to the first such Disposition of Accounts of such Account Debtor, Borrower Agent shall have delivered to Agent a proforma of the then current Borrowing Base Certificate which shall exclude all Accounts of the Account Debtor whose Accounts are proposed to be sold pursuant to such Disposition (whether or not the Accounts of such Account Debtor are or may be sold pursuant to such Disposition or otherwise) from Eligible Accounts and, in the event that the Borrowing Base as so calculated pursuant thereto reflects that an Overadvance would exist after giving effect to the exclusion of all such Accounts from Eligible Accounts, Borrowers shall, prior to or concurrently with the consummation of such initial Disposition of Accounts, prepay the Revolver Loans and/or otherwise do what is necessary to eliminate such Overadvance; and

(E)    no Default or Event of Default will exist at the time of any such Disposition of Accounts or will arise as a result thereof.

SECTION 3.     CONDITIONS PRECEDENT
Section 3.1    Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent (except if and to the extent that any such condition precedent shall have been waived by Agent and Required Lenders in writing):
(a)    Agent shall have received this Amendment as executed by each of the parties hereto, which parties shall include all Borrowers, all Guarantors (if any), Agent and at least Required Lenders; and
(b)    Agent shall have received certified resolutions of the board of directors or other applicable governing body of each Borrower or Guarantor (if any) which authorize the execution, delivery and performance of this Amendment by all Borrowers and Guarantors.
SECTION 4.     MISCELLANEOUS
Section 4.1    Representations and Warranties. Each of Obligors represents and warrants to Agent and Lenders that (a) all representations and warranties relating to such Obligor contained in the Credit Agreement or any other Credit Document are true and correct as of the date hereof as if made again on and as of the date hereof (except to the extent that such representations and warranties were expressly limited to another specific date, in which case they are true and correct as of such specific date), (b) no Default or Event of Default has occurred and is continuing (after giving effect to this Amendment), (c) such Obligor has all requisite corporate or other organizational power and authority (as applicable) to execute and deliver this Amendment, and (d) the execution and delivery of this Amendment by such Obligor has been duly authorized by all necessary corporate or other organizational action, and does not and will not violate or result in any breach or contravention of any Senior Notes Indenture or other material Contractual Obligation to which such Obligor is a party or subject, any Organization Document of such Obligor or any Applicable Law.
Section 4.2    Ratifications. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and other Credit Documents are ratified and confirmed and shall continue in full force and effect. Obligors, Lenders and Agent agree that the Credit Agreement and other Credit Documents shall continue to be legal, valid, binding and enforceable in accordance with their terms except as enforceability may be limited by applicable Insolvency Proceedings and general principles of equity (whether enforcement is sought by proceedings in equity or at law).
Section 4.3    Reference to Credit Agreement, etc. Each of the Credit Documents, including the Credit Agreement and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, is hereby amended so that any reference in such Credit Document to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a Credit Document.
Section 4.4    Effect of Amendment. Each Obligor hereby (a) agrees that this Amendment shall not limit or diminish the obligations of any Borrower or other Obligor under the Credit Agreement as amended hereby, or any other Credit Document, and (b) reaffirms all of its obligations under the Credit Agreement as amended hereby and each of the other Credit Documents.
Section 4.5    Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties hereto shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which is as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
Section 4.6    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF ANOTHER LAW (BUT GIVING EFFECT TO FEDERAL LAWS RELATING TO NATIONAL BANKS).
Section 4.7    Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Obligors, Lenders and Agent and their respective successors and permitted assigns, except that none of Obligors may assign or transfer any of its rights or delegate any of its duties or obligations hereunder without the prior written consent of Agent and Lenders.
Section 4.8    Counterparts; Electronic Signatures. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Executed counterparts of a signature page to this Amendment may be delivered by facsimile or electronic messaging system, and if so delivered shall have the same force and effect as manually signed originals for all purposes.
Section 4.9    Headings. The headings and captions used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
Section 4.10    Entire Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT AND ALL OTHER CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENTS BETWEEN OR AMONG THE PARTIES HERETO AND THERETO RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO OR THERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES HERETO OR THERETO.

Section 4.11    Costs and Expenses. Borrowers agree to pay all reasonable out of pocket costs and expenses of Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and expenses of Hunton & Williams LLP.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWERS:

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P., as a Borrower
By: Calumet GP, LLC, its general partner
By: /s/ R. PATRICK MURRAY, II
Name: R. Patrick Murray, II
Title: Executive Vice President and Chief Financial Officer

CALUMET LP GP, LLC, as a Borrower
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., its sole member
By: Calumet GP, LLC, its general partner
By: /s/ R. PATRICK MURRAY, II
Name: R. Patrick Murray, II
Title: Executive Vice President and Chief Financial Officer

CALUMET OPERATING, LLC, as a Borrower
By: Calumet Specialty Products Partners, L.P., its sole member
By: Calumet GP, LLC, its general partner
By: /s/ R. PATRICK MURRAY, II
Name: R. Patrick Murray, II
Title: Executive Vice President and Chief Financial Officer

CALUMET LUBRICANTS CO., LIMITED PARTNERSHIP, as a Borrower

By: Calumet LP GP, LLC, its general partner
   By: Calumet Operating, LLC, its sole member
      By: Calumet Specialty Products Partners, L.P.,
      its sole member
         By: Calumet GP, LLC, its general partner
By: /s/ R. PATRICK MURRAY, II
Name: R. Patrick Murray, II
Title: Executive Vice President and
   Chief Financial Officer

CALUMET SHREVEPORT LUBRICANTS & WAXES, LLC,
as a Borrower
By: Calumet Lubricants Co., Limited Partnership,
   its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P.,
   its sole member
By: Calumet GP, LLC, its general partner

By:/s/ R. PATRICK MURRAY, II
Name: R. Patrick Murray, II
Title: Executive Vice President and
   Chief Financial Officer

CALUMET SHREVEPORT FUELS, LLC, as a Borrower
By: Calumet Lubricants Co., Limited Partnership, its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P.,
its sole member
By: Calumet GP, LLC, its general partner

By: /s/ R. PATRICK MURRAY, II
Name: R. Patrick Murray, II
Title: Executive Vice President and Chief Financial Officer

CALUMET SALES COMPANY INCORPORATED, as a Borrower By: /s/ JOHN R. KRUTZ Name: John R. Krutz Title: Vice President-Finance and Treasurer

CALUMET PENRECO, LLC, as a Borrower
By: Calumet Lubricants Co., Limited Partnership, its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., its sole member
By: Calumet GP, LLC, its general partner
By:/s/ R. PATRICK MURRAY, II
Name: R. Patrick Murray, II
Title: Executive Vice President and Chief Financial Officer

CALUMET FINANCE CORP., as a Borrower By: /s/ JOHN R. KRUTZ Name: John R. Krutz Title: Vice President-Finance and Treasurer

CALUMET SUPERIOR, LLC, as a Borrower
By: Calumet Lubricants Co., Limited Partnership, its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., its sole member
By: Calumet GP, LLC, its general partner
By: /s/ R. PATRICK MURRAY, II
Name: R. Patrick Murray, II
Title: Executive Vice President and Chief Financial Officer

CALUMET MISSOURI, LLC, as a Borrower
By: Calumet Lubricants Co., Limited Partnership, its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., its sole member
By: Calumet GP, LLC, its general partner
By: /s/ R. PATRICK MURRAY, II
Name: R. Patrick Murray, II
Title: Executive Vice President and Chief Financial Officer

CALUMET PACKAGING, LLC, as a Borrower
By: Calumet Lubricants Co., Limited Partnership, its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., its sole member
By: Calumet GP, LLC, its general partner
By: /s/ R. PATRICK MURRAY, II
Name: R. Patrick Murray, II
Title: Executive Vice President and Chief Financial Officer

ROYAL PURPLE, LLC, as a Borrower
By: Calumet Lubricants Co., Limited Partnership, its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., its sole member
By: Calumet GP, LLC, its general partner
By: /s/ R. PATRICK MURRAY, II
Name: R. Patrick Murray, II
Title: Executive Vice President and Chief Financial Officer

CALUMET MONTANA REFINING, LLC, as a Borrower
By: Calumet Lubricants Co., Limited Partnership, its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., its sole member
By: Calumet GP, LLC, its general partner
By: /s/ R. PATRICK MURRAY, II
Name: R. Patrick Murray, II
Title: Executive Vice President and Chief Financial Officer

CALUMET MONTANA REFINING, LLC, as a Borrower
By: Calumet Shreveport Fuels, LLC, its sole member

   By: Calumet Lubricants Co., Limited Partnership, its sole member
        By: Calumet LP GP, LLC, its general partner
         By: Calumet Operating, LLC, its sole member
         By: Calumet Specialty Products Partners, L.P., its sole member
         By: Calumet GP, LLC, its general partner
          By: /s/ R. PATRICK MURRAY, II
          Name: R. Patrick Murray, II
       Title: Executive Vice President and Chief Financial Officer

BEL-RAY COMPANY, LLC, as a Borrower
By: Calumet Lubricants Co., Limited Partnership, its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., its sole member
By: Calumet GP, LLC, its general partner
By: /s/ R. PATRICK MURRAY, II
Name: R. Patrick Murray, II
Title: Executive Vice President and Chief Financial Officer

WELD CORPORATION, as a Borrower By: /s/ JOHN R. KRUTZ Name: John R. Krutz Title: Vice President-Finance and Treasurer

ADF HOLDINGS, INC., as a Borrower By: /s/ JOHN R. KRUTZ Name: John R. Krutz Title: Vice President-Finance and Treasurer

ANCHOR DRILLING FLUIDS USA, INC., as a Borrower By: /s/ JOHN R. KRUTZ Name: John R. Krutz Title: Vice President-Finance and Treasurer

CALUMET NORTH DAKOTA, LLC, as a Borrower
By: Calumet Lubricants Co., Limited Partnership, its sole member
By: Calumet LP GP, LLC, its general partner
By: Calumet Operating, LLC, its sole member
By: Calumet Specialty Products Partners, L.P., sole member
By: Calumet GP, LLC, its general partner

By: /s/ R. PATRICK MURRAY, II
Name: R. Patrick Murray, II
Title: Executive Vice President and Chief Financial Officer

KURLIN COMPANY, LLC, a Delaware limited liability company, as a Borrower By: /s/ JOHN R. KRUTZ Name: John R. Krutz Title: Vice President-Finance and Treasurer

ANCHOR OILFIELD SERVICES, LLC, as a Borrower By: /s/ JOHN R. KRUTZ Name: John R. Krutz Title: Vice President-Finance and Treasurer

AGENT AND LENDERS:	BANK OF AMERICA, N.A., as Agent, a Lender and an Issuing Bank By: /s/ HANCE VANBEBER Name: Hance VanBeber Title: Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Co-Syndication agent and a Lender By: /s/ MARK BRADFORD Name: Hance VanBeber Title: Duly Authorized Signatory

JPMORGAN CHASE BANK, N.A., as Co-Syndication agent and a Lender By: /s/ KRISTI L. WEST Name: Kristi L. West Title: Authorized Officer

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender By: /s/ CHRIS CHAPMAN Name: Chris Chapman Title: Director By: /s/ SHAI BANDNER Name: Shai Bandner Title: Vice President

PNC BANK, NATIONAL ASSOCIATION, as Co-Documentation agent and a Lender By: /s/ W. REED PADEN Name: W. Reed Paden Title: Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Lender By: /s/ ROD SWENSON Name: Rod Swenson Title: Vice President

REGIONS BANK, as a Lender By: /s/ STEPHEN J. MCGREEVY Name: Stephen J. McGreevy Title: Managing Director

BARCLAYS BANK PLC, as a Lender By: /s/ VANESSA A. KURBATSKLY Name: Vanessa A. Kurbatskly Title: Vice President

NATIXIS, as a Lender By: /s/ JARRETT C. PRICE Name: Jarrett C. Price Title: Director By: /s/ CARLOS QUINTEROS Name: Carlos Quinteros Title: Managing Director

COMPASS BANK, as a Lender By: /s/ MICHAEL SHEFF Name: Michael Sheff Title: Senior Vice President

GOLDMAN SACHS BANK USA, as a Lender By: /s/ MICHAEL LATZONI Name: Michael Latzoni Title: Authorized Signatory

ROYAL BANK OF CANADA, as a Lender By: /s/ JAY T. SARTAIN Name: Jay T. Sartain Title: Authorized Signatory

SIEMENS FINANCIAL SERVICES, as a Lender By: /s/ JEFFREY B. IERVESE Name: Jeffrey B. Iervese Title: Vice President By: /s/ JOHN FINORE Name: John Finore Title: Vice President

BMO HARRIS BANK, N.A. as a Lender By: /s/ KARA GOODWIN Name: Kara Goodwin Title: Managing Director

THE BANK OF TOKYO-MITSUBISHI UFJ, as a Lender By: /s/ STEPHEN W. WARFEL Name: Stephen W. Warfel Title: Managing Director